Exhibit 99.1

Revett Announces Results of its AGM

Spokane Valley, Washington June 5, 2013; Revett Minerals Inc. (NYSE MKT:RVM / TSX:RVM) (“Revett” or the “Company”) is pleased to announce the results of the Company’s annual and special meeting (the “AGM”) held earlier today in Toronto, Canada. The Company is pleased to report that, at its AGM, the shareholders voted to re-elect John G. Shanahan, Timothy R. Lindsey, John B. McCombe, Larry Okada and Albert F. Appleton as directors for the ensuing year.

In addition, at the AGM, the shareholders also approved/confirmed: re-appointing KPMG LLP as the Company’s auditors and authorizing the directors to fix their remuneration; amendment to the Company’s Restated and Amended By-Law No. 1 to incorporate advance notice requirements for the nomination of directors; amendment of the articles of the Company to allow for meetings of shareholders to be held in such location within Canada or the United States, as the directors may determine; and amendment and restatement of the Company’s Shareholder Rights Plan to, among other things, extend its expiry date to June 2016.

Detailed results of the vote for the election of directors are set out below.

Nominee	Votes For	Proxy %	Withheld	Proxy %
John G. Shanahan	17,466,826	98.18	324,576	1.82
Timothy R. Lindsey	16,141,402	90.73	1,650,000	9.27
Larry Okada	17,009,152	95.60	782,250	4.40
John B. McCombe	17,474,829	98.22	316,573	1.78
Albert F. Appleton	17,400,209	97.80	391,193	2.20

A total of 71% of the issued and outstanding shares of the Company were represented in person or by proxy at the AGM, and the votes represented thereby cast on one or more matters at the AGM.

About Revett

Revett, through its subsidiaries, owns and operates the Troy Mine in Lincoln County, Montana and development-stage Rock Creek Project located in Sanders County, Montana, USA. The proven reserves at the Troy Mine and significant resources at the Rock Creek project form the basis of our plan to become a premier mid-tier base and precious metals producer. Revett plans on expanding production through exploration in and around its current properties, as well as through targeted business combinations of advanced stage projects.

John Shanahan
President & CEO

For more information, please contact: Monique Hayes, Corporate Secretary / Director of Investor Relations (509) 921-2294 or visit our website at www.revettminerals.com.

Except for the statements of historical fact contained herein, the information presented in this news release may contain "forward-looking statements" within the meaning of applicable Canadian securities legislation and The Private Securities Litigation Reform Act of 1995. Generally, these forward looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", or "does not expect", "is expected", "is not expected", "budget", "schedule", "estimates", "forecasts", "intends", "anticipates", "or does not anticipate" or "believes" or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements contained in this news release include statements relating to the Company’s plans. Forward looking statements, are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business and economic uncertainties, risks and contingencies and those factors discussed in the section entitled "Risk Factors" in the Form 10-K filed on SEDAR at www.sedar.com and with the SEC on EDGAR. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Revett Minerals does not undertake to update any forward-looking statements except as required by applicable securities laws.